UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 14, 2026
(Date of earliest event reported)
HONEYWELL AEROSPACE INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-43173	39-4202057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1944 E Sky Harbor Cir N
Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 601-3099
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HONA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2026, Honeywell Aerospace Inc. (the “Company”), a wholly-owned subsidiary of Honeywell International Inc. (“Honeywell”), appointed Mr. Pascal Desroches, 62, to serve as an Independent Director on the Company’s Board of Directors and as the chair and sole member of the Audit Committee, in each case, effective June 14, 2026. Biographical information on Mr. Desroches can be found in the Information Statement (as defined below) under the section entitled “Directors—Board of Directors Following the Distribution” which is incorporated into this Item 5.02 by reference as if restated in full. Mr. Desroches will receive compensation for his service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation” which is incorporated into this Item 5.02 by reference as if restated in full.

Item 8.01 Other Events.
The Company previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form 10 (as amended, the “Form 10”), in connection with the anticipated spin-off of Honeywell’s Aerospace Technologies business into an independent, publicly traded company (the “Spin-Off”). On June 11, 2026, the Form 10 was declared effective by the SEC. The Form 10 includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management.
The final information statement, dated June 15, 2026 (the “Information Statement”), is attached hereto as Exhibit 99.1. Honeywell has made the Information Statement publicly available on Honeywell’s website at https://investor.honeywell.com under the “About Our Spin-Offs” tab and expects to begin mailing to its stockholders a Notice of Internet Availability of Information Statement Materials, the form of which is attached hereto as Exhibit 99.2, on or around June 15, 2026.
As announced by Honeywell on June 15, 2026, Honeywell will distribute all of the issued and outstanding shares of Company common stock to the holders of record of Honeywell common stock at 12:01 a.m. (New York City time) on June 29, 2026 (the “Distribution Date”). On the Distribution Date, holders of record of Honeywell common stock will receive one share of Company common stock for every two shares of Honeywell common stock they held as of the close of business on June 15, 2026, the record date for the distribution, except that they will receive cash in lieu of any fractional shares of Honeywell Aerospace common stock that they would have received after application of such distribution ratio.
Completion of the Spin-Off is conditioned upon the satisfaction or waiver of certain conditions, as set forth in the form of Separation and Distribution Agreement filed with the SEC as part of the Form 10. The common stock of the Company is expected to begin trading “regular way” on The Nasdaq Stock Market LLC under the ticker symbol “HONA” on June 29, 2026, following completion of the Spin-Off.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Information Statement of Honeywell Aerospace Inc. dated June 15, 2026
99.2
Form of Notice of Internet Availability of Information Statement Materials (incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Company’s Registration Statement on Form 10, filed on May 14, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Cautionary Statement About Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of the Company’s control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by the Company’s forward-looking statements. The Company does not undertake to update or revise any of the Company’s forward-looking statements, except as required by applicable securities law. The Company’s forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect the Company’s performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this Current Report on Form 8-K can or will be achieved. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (v) the uncertainty of the expected financial performance of the Company following completion of the Spin-Off; (vi) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (vii) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (viii) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this Current Report on Form 8-K, the Form 10 and the Company’s other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026	HONEYWELL AEROSPACE INC.
	By:	/s/ Jake Wasserman
	Name:	Jake Wasserman
	Title:	Authorized Person